ROADRUNNER TRANSPORTATION SYSTEMS ANNOUNCES
CHANGES TO ITS BOARD OF DIRECTORS
Downers Grove, IL (BUSINESS WIRE)-April 19, 2018 -- Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that Mark A. DiBlasi, Scott D. Rued and Judith A. Vijums have resigned from the company’s board of directors. The company also announced the appointment of Michael L. Gettle, Roadrunner’s President and Chief Operating Officer, to the board.
Mr. Gettle joined Roadrunner in May 2016 as Executive Vice President and was promoted to his current position in April 2017. Prior to joining Roadrunner, Mr. Gettle served as Americas Chief Executive Officer of TNS, a division of British multinational WPP plc, from 2013 to 2016, and as Global Chief Financial Officer and Chief Operating Officer from 2008 to 2012. His career also includes 16 years as Executive Vice President and Chief Financial Officer of Millward Brown, a multinational market research firm, and nine years with Arthur Andersen LLP.
Following the changes announced today, Roadrunner’s board is comprised of ten directors. “Our board and management team remain focused on improving our operations and driving sustainable, long-term top and bottom-line growth,” said Curtis W. Stoelting, Chief Executive Officer of Roadrunner.

About Roadrunner Transportation Systems, Inc.
Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the company’s operations and growth. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2016. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.
Contact:
Reputation Partners
Marilyn Vollrath
414-376-8834
ir@rrts.com